Exhibit 99.1

LETTER OF CONSENT

(For Participant Use Only)

Relating to the Following Securities

Total Consideration
Outstanding Principal Amount	Security	CUSIP Number	Early Consent Premium	Consent Fee	Guarantees	Indenture Date
	High-Yield Notes		(per $1,000 principal amount of High-Yield Notes)
$417,500,000	11.250% Senior Notes due 2011	449669CL2/ 449669CJ7/ 449669CP3	$1.50	$1.00	Guarantees	May 17, 2001
$400,000,000	10.875% Senior Notes due 2008	449669CK4/ 449669CH1	$1.50	$1.00	Guarantees	May 17, 2001
$400,000,000	10.875% Senior Notes due 2013	449669CN8/ 449669CM0	$1.50	$1.00	Guarantees	August 1, 2003
Other IMC Securities
$150,000,000	6.875% Debentures due 2007	449669AC4	—	—	Guarantees	July 17, 1997
$150,000,000	7.30% Debentures due 2028	449669AK6	—	—	Guarantees	July 17, 1997
$90,000,000	7.375% Debentures due 2018	449669CD0	—	—	Guarantees	August 1, 1998
$26,902,000	7.625% Notes due 2005	449669CG3	—	—	Guarantees	August 1, 1998
$18,490,000	9.45% Senior Debentures due 2011	449669AB6	—	—	Guarantees	December 1, 1991
$9,595,000	6.55% Notes due 2005	449669AJ9	—	—	Guarantees	July 17, 1997

of MOSAIC GLOBAL HOLDINGS INC. (formerly known as IMC Global Inc.) and to the Following Securities

Outstanding Principal Amount	Security	CUSIP Number	Consideration	Indenture Date
$150,000,000	7% Senior Notes due 2008	356903AB0	Guarantees	February 1, 1996 (as supplemented on February 14, 1996 and December 23, 1996)

of

PHOSPHATE ACQUISITION PARTNERS L.P.

(the successor to Phosphate Resource Partners Limited Partnership)

The Information Agent for the Consent Solicitation is:

Bondholder Communications Group

By Hand, Mail or Overnight Courier: Bondholder Communications Group 30 Broad Street, 46th Floor New York, New York 10004 Toll Free: (888) 385-2663 Telephone: (212) 809-2663 Attention: Irene Miller	By facsimile: (212) 437-9827 Confirm Facsimile by Telephone ONLY: Toll Free: (888) 385-2663 Telephone: (212) 809-2663

The Expiration Time (i.e. the time that the consent solicitation with respect to each series of the Securities will expire) will be 5:00 p.m., New York City time, on [                     ], [                     ], 2004, unless extended by IMC or PLP in its discretion. Holders of High-Yield Notes must deliver valid consents prior to the Expiration Time to receive the Consent Fee. The period during which the consent solicitation is open is referred to as the solicitation period.

The Early Consent Premium Deadline (i.e. the time by which holders of High-Yield Notes must deliver valid consents in order to be entitled to receive the Early Consent Premium) will be 5:00 p.m., New York City time, on [                     ], [                     ], 2004, unless extended by IMC in its discretion. Holders who receive the Early Consent Premium with respect to any High-Yield Notes will also receive the Consent Fee and the Guarantees with respect to those High-Yield Notes.

Consents delivered with respect to a series of the Securities may be revoked at any time prior to the earlier of (i) the Expiration Time or (ii) the time that the applicable supplemental indenture setting forth the Amendments with respect to such series is executed and becomes effective (the “Effective Time”). The Effective Time for any series of the Securities will occur as soon as practicable after the Requisite Consents with respect to such series are received and each series of the Securities may have its own Effective Time. Notwithstanding the execution and effectiveness of the applicable supplemental indenture at the Effective Time, the Amendments provided therein will not become operative and binding until the Operative Date.

Delivery of this Letter of Consent to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. Please do not deliver consents to anyone other than the Information Agent.

HOLDERS OF HIGH-YIELD NOTES WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT FEE PURSUANT TO THE CONSENT SOLICITATION MUST VALIDLY DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE PROPOSED AMENDMENTS TO THE HIGH-YIELD NOTES TO THE INFORMATION AGENT PRIOR TO THE EXPIRATION TIME.

HOLDERS OF HIGH-YIELD NOTES WHO WISH TO BE ELIGIBLE TO RECEIVE THE EARLY CONSENT PREMIUM PURSUANT TO THE CONSENT SOLICITATION MUST VALIDLY DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE PROPOSED AMENDMENTS TO THE HIGH-YIELD NOTES TO THE INFORMATION AGENT PRIOR TO THE EARLY CONSENT PREMIUM DEADLINE. HOLDERS WHO RECEIVE THE EARLY CONSENT PREMIUM WITH RESPECT TO ANY HIGH-YIELD NOTES WILL ALSO RECEIVE THE CONSENT FEE AND GUARANTEES WITH RESPECT TO THOSE HIGH-YIELD NOTES.

THE CONSENT PAYMENTS ARE NOT BEING OFFERED TO ANY HOLDERS OF THE OTHER IMC SECURITIES OR THE PLP NOTES FOR THEIR CONSENTS TO THE PROPOSED AMENDMENTS TO THOSE SECURITIES.

IF ALL APPLICABLE CONDITIONS ARE SATISFIED OR WAIVED, THE MOSAIC COMPANY (“MOSAIC”), MOSAIC FERTILIZER, LLC (“MOSAIC FERTILIZER”) AND MOSAIC CROP NUTRITION, LLC (“MOSAIC CROP NUTRITION”) WILL ISSUE THEIR RESPECTIVE GUARANTEES TO THE HOLDERS OF EACH APPROVING SERIES, INCLUDING TO ANY HOLDERS OF THAT SERIES THAT DO NOT DELIVER CONSENTS.

The instructions contained herein should be read carefully before this Letter of Consent is completed.

For a discussion of the material U.S. federal income tax treatment of the proposed Amendments and the receipt by holders of the Securities of the Consent Payments and/or the Guarantees, as the case may be, you should refer to the Prospectus dated [            ], 2004 (the “Prospectus”) under the caption “Material U.S. Federal Income Tax Consequences” and the discussion in the Instructions to this Letter of Consent which appears below under the caption “Important Tax Information.”

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

The undersigned is a Record Holder (as defined below) of 11.250% Senior Notes due 2011 (CUSIP Nos. 449669CL2/449669CJ7/449669CP3), 10.875% Senior Notes due 2008 (CUSIP Nos. 449669CK4/449669CH1), 10.875% Senior Notes due 2013 (CUSIP Nos. 449669CN8/449669CM0), 6.875% Debentures due 2007 (CUSIP No. 449669AC4), 7.30% Debentures due 2028 (CUSIP No. 449669AK6), 7.375% Debentures due 2018 (CUSIP No. 449669CD0), 7.625% Notes due 2005 (CUSIP No. 449669CG3), 9.45% Senior Debentures due

2011 (CUSIP No. 449669AB6) and/or 6.55% Notes due 2005 (CUSIP No. 449669AJ9) of Mosaic Global Holdings Inc. (formerly known as IMC Global Inc.), a Delaware corporation (“IMC”), and/or 7% Senior Notes due 2008 (CUSIP No. 356903AB0) of Phosphate Acquisition Partners L.P. (the successor to Phosphate Resource Partners Limited Partnership), a Delaware limited partnership (“PLP”). By execution hereof, the undersigned acknowledges receipt of the Prospectus and this Letter of Consent and the instructions hereto (the “Letter of Consent”), which together constitute the solicitation by IMC and PLP (the “Consent Solicitation”) of consents (the “Consents”) from Record Holders of the Securities to:

(1) The Amendments (as defined in the Prospectus); and

(2) The adoption of a supplemental indenture (each, a “Supplemental Indenture”) between IMC or PLP, as the case may be, and the applicable trustee for each series of the Securities (each, a “Trustee”) to effectuate the Amendments;

all as more fully described in the Prospectus.

IMC or PLP, as the case may be, will not accept properly executed, delivered and unrevoked Consents with respect to any series of the Securities unless the conditions set forth in the Prospectus are satisfied or waived. Subject to the terms and conditions set forth in the Prospectus and this Letter of Consent, in return for the Consents, Mosaic, Mosaic Fertilizer and Mosaic Crop Nutrition are offering to fully and unconditionally guarantee the obligations of IMC and PLP, as applicable, under the Securities. The Guarantees will be in addition to the existing guarantees of the High-Yield Notes by certain subsidiaries of IMC. In addition, in return for the Consents to the proposed Amendments to the High-Yield Indentures, IMC is offering to pay a consent fee (the “Consent Fee”) in the amount of $1.00 in cash for each $1,000 principal amount of High-Yield Notes in respect of which a valid Consent has been delivered (and not properly revoked) prior to the Expiration Time and accepted by IMC. IMC is also offering to pay a premium (the “Early Consent Premium” and, together with the Consent Fee, the “Consent Payments”) of $1.50 for each $1,000 principal amount of High-Yield Notes with respect to which a valid consent (that has not been properly revoked) to the proposed Amendments to the High-Yield Notes has been delivered prior to the Early Consent Premium Deadline and accepted by IMC. Holders who receive the Early Consent Premium with respect to any High-Yield Notes will also receive the Consent Fee and the Guarantees with respect to those High-Yield Notes. IMC is offering the Consent Payments only to holders of the High-Yield Notes. IMC will not make the Consent Payments, and the Guarantees will not be issued, unless the conditions described in the Prospectus are satisfied or waived.

Copies of the Indentures and the Supplemental Indentures may be obtained from the Information Agent at its address set forth on the last page of this Letter of Consent.

The Consent Solicitation is made only to Record Holders of the Securities. The term “Record Holder” as used herein shall mean the registered holders of the Securities outstanding at 5:00 p.m., New York City time, on [        ], 2004 (the “Record Date”), including participants of The Depository Trust Company (“DTC”), which include banks, brokers and other financial institutions, who held Securities in the name of DTC or in the name of its nominee as of the Record Date.

The undersigned has completed, executed and delivered this Letter of Consent to indicate the action the undersigned desires to take with respect to the Consent Solicitation.

The instructions included with this Letter of Consent must be followed. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Consent may be directed to the Information Agent. See Instruction 3 herein.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT

OF THE PROSPECTUS.

High-Yield Notes	Aggregate Principal Amount of Securities		Consents	Aggregate Principal Amount of Securities		Does Not Consent
11.250% Senior Notes due 2011 (CUSIP Nos. 449669CL2/ 449669CJ7/ 449669CP3)	$	__________	☐	$	__________	☐
10.875% Senior Notes due 2008 (CUSIP Nos. 449669CK4/449669CH1)	$	__________	☐	$	__________	☐
10.875% Senior Notes due 2013 (CUSIP Nos. 449669CN8/449669CM0)	$	__________	☐	$	__________	☐

Other IMC Securities
6.875% Debentures due 2007 (CUSIP No. 449669AC4)	$	__________	☐	$	__________	☐
7.30% Debentures due 2028 (CUSIP No. 449669AK6)	$	__________	☐	$	__________	☐
7.375% Debentures due 2018 (CUSIP No. 449669CD0)	$	__________	☐	$	__________	☐
7.625% Notes due 2005 (CUSIP No. 449669CG3)	$	__________	☐	$	__________	☐
9.45% Senior Debentures due 2011 (CUSIP No. 449669AB6)	$	__________	☐	$	__________	☐
6.55% Notes due 2005 (CUSIP No. 449669AJ9)	$	__________	☐	$	__________	☐
PLP Notes
7% Senior Notes due 2008 (CUSIP No. 356903AB0)	$	__________	☐	$	__________	☐

DTC Participant Name (if applicable):

DTC Participant Number (if applicable):

•	If no aggregate principal amounts are provided above with respect to any series of the Securities, you will be deemed to have given a Consent with respect to the entire aggregate principal amount of such Securities which you hold as of the Record Date. If the “Consents” box is not marked with respect to any series of Securities of which you hold Securities, and this Letter of Consent is signed in the space provided below, you will be deemed to have given a Consent (i.e., voted “Consents” to the Amendments) with respect to the entire aggregate principal amount of such Securities.

•	In no case may the above provided principal amounts include Securities which were not held as of the Record Date, or for which Consents have been previously delivered, unless having been validly revoked in accordance with the instructions set forth in the Prospectus.

NOTE—SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By signing and returning this Letter of Consent in accordance with the instructions hereto, the undersigned hereby consents as indicated above with respect to any one or more series of the Securities with respect to which the undersigned is a Record Holder, to the adoption of the Amendments with respect thereto and the applicable supplemental indenture(s). Unless otherwise specified by the undersigned, the undersigned’s Consent is with respect to the total principal amount of the Securities of each series of the Securities registered in the undersigned’s name on the Record Date. If the undersigned’s Consent is given with respect to less than the total principal amount of such Securities, the undersigned has indicated so in the table herein.

The undersigned hereby irrevocably constitutes and appoints the Information Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Information Agent also acts as the agent of IMC and PLP) with respect to this Consent, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to deliver to the relevant Trustees this Letter of Consent as evidence of the undersigned’s Consent to the adoption of the Amendments and the supplemental indenture(s) related thereto and to certify that the Requisite Consents with respect to any series of the Securities, duly executed by Record Holders, have been received, in accordance with the terms of and conditions to the Consent Solicitation. The undersigned acknowledges that IMC and PLP have nominated the Information Agent to receive the Consent on their behalf and that delivery to the Information Agent of this Consent will be deemed for the purposes of this Consent Solicitation to be delivery to the Information Agent and to IMC or PLP, as applicable.

If and when the Information Agent has received the Requisite Consents with respect to a series of Securities, and those Requisite Consents have been accepted by IMC or PLP, as the case may be, then on such date or as soon as practicable thereafter IMC or PLP and the applicable Trustee will execute the applicable supplemental indenture. The time of execution and delivery of the applicable supplemental indenture is referred to as the Effective Time. Notwithstanding the execution and effectiveness of the applicable supplemental indentures, the Amendments will not become operative and binding until the Operative Date.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent to the approval of the Amendments and the adoption of the supplemental indenture(s) with respect to all of the series of the Securities of which the undersigned is a Record Holder (or such lesser amount as is specified herein). The undersigned understands that any Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that a revocation of such Consent will not be effective if it is received by the Information Agent following the Effective Time. The undersigned hereby represents and warrants that the undersigned has full power and authority to deliver this Consent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information Agent, IMC, PLP or the applicable Trustee to be necessary or desirable to perfect the undersigned’s Consent and to complete the execution of the applicable supplemental indenture(s) reflecting the Amendments.

The undersigned understands that delivery of Consents pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by IMC or PLP, as the case may be, will constitute a binding agreement between the undersigned and IMC or PLP, as the case may be, upon the terms and subject to the conditions of the Consent Solicitation.

The undersigned understands that deliveries of a Consent may be revoked by written notice of revocation or a changed letter of consent bearing a date later than the date of the prior letter of consent received, in either case, by the Information Agent at any time prior to the earlier of the Expiration Time or the Effective Time. Any Record Holder who revokes a Consent prior to such earlier time shall not be entitled to receive any Consent Payments with respect to such Consent, to the extent such Consent Payments have been offered to such Record Holder, unless such Record Holder subsequently redelivers a valid Consent prior to the Expiration Time, with respect to the Consent Fee, and prior to the Early Consent Premium Deadline, with respect to the Early Consent Premium.

The undersigned understands that notice of revocation of a Consent, to be effective, must (i) contain the name of the person who delivered the Consent and (if the Securities are in certificated form) identify the serial numbers of the Securities to which it relates, and indicate the aggregate principal amount represented thereby, (ii) be signed by the Record Holder thereof in the same manner as the original signature on this Letter of Consent or be accompanied by evidence, satisfactory to IMC or PLP, as the case may be, the applicable Trustee and the Information Agent, that the person signing has authority to execute the revocation, and (iii) be received by the Information Agent at its address set forth herein prior to the earlier of the Expiration Time or the Effective Time. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

All authority conferred or agreed to be conferred by this Letter of Consent shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned acknowledges and agrees that, among other things, receipt of Consents from the Record Holders of at least a majority in principal amount outstanding of any series of the Securities is required to approve the Amendments with respect to such series of the Securities.

The undersigned further acknowledges and agrees that by properly executing and delivering this Letter of Consent with respect to any series of the Securities, even if it is not marked as to whether the undersigned accepts or does not accept the Amendments, the undersigned will be deemed to have consented to the adoption of all of the relevant Amendments and the Supplemental Indenture(s) related thereto and that it is not possible for the undersigned to grant such Consents with respect to some but not all of the matters included in the Amendments.

The undersigned is not required to tender or deliver the Securities to which this Letter of Consent relates to IMC, PLP, the applicable Trustee, the Solicitation Agent or the Information Agent at any time.

PLEASE SIGN HERE

See Instruction 1

    X ________________________________________________________________________________________________________

    X ________________________________________________________________________________________________________

(Signature(s) of Holder(s) or Authorized Signatory)

Date:	, 2004

Name (s):	__________________________________________________________________________________________________

__________________________________________________________________________________________________
(Please Print)

Capacity (full title):	__________________________________________________________________________________________

__________________________________________________________________________________________

Address:	__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________
(Include Zip Code)

Area Code and Telephone No.	_______________________________________________________________________________________

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

GUARANTEE OF SIGNATURE(S)*

Authorized Signature:	__________________________________________________________________________________________________

Name and Title:	__________________________________________________________________________________________________
(Please Print)

Date:	______________________________________________________, 2004

Name of Firm:	__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

*	If required. See Instruction 4

PAYMENT INSTRUCTIONS

Please complete the box below to receive the Consent Payment, if applicable, by check.

PAYMENT BY CHECK

Issue Check in the Name of:

Name:	__________________________________________________________________________________________________

Address:	__________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________
(Include Zip Code)
____________________________________________________________________________________________________________

_________________________________________________

(Tax Identification or Social Security Number of Payee)*

*	Please also complete the enclosed Substitute Form W-9

Medallion Stamp

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Consent Solicitation

1. Signatures on this Letter of Consent. If this Letter of Consent is signed by the Record Holder(s) of the Securities of any series with respect to which Consents are given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) representing the Securities for which Consents are given without alteration, enlargement or any change whatsoever.

If any of the Securities with respect to which this Consent is given are owned by two or more joint Record Holders, all such Record Holders must sign this Letter of Consent. If any Securities with respect to which this Consent is given are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Consent is signed by trustees, partners, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to IMC or PLP, as the case may be, and the applicable Trustee of their authority so to act must be submitted with this Letter of Consent.

2. Taxpayer Identification Number. Each Record Holder of High-Yield Notes who receives Consent Payments is required to provide the Information Agent with the Record Holder’s correct taxpayer identification number (“TIN”), generally the Record Holder’s social security or federal employer identification number, on Substitute Form W-9, which is provided under “Important Tax Information” below, or, alternatively, to establish another basis for exemption from backup withholding. A Record Holder of High-Yield Notes must cross out item (2) in the Certification box on Substitute Form W-9 if such Record Holder is subject to backup withholding. Failure to provide the Information Agent with the correct TIN or an adequate basis for an exemption may subject the consenting Record Holder to a $50 penalty imposed by the Internal Revenue Service and 28% backup withholding on any Consent Payments made to the Record Holder or other payee pursuant to the Consent Solicitation. Certain Record Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. A foreign person may qualify as an exempt recipient by submitting to the Information Agent a properly completed applicable Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8 can be obtained from the Information Agent.

See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions, including in the case of High-Yield Notes held in more than one name or not held in the name of the actual owner. Holders of High-Yield Notes are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

3. Requests for Assistance or Additional Copies. Questions relating to the procedure for consenting to the Amendments described above and requests for assistance or additional copies of the Prospectus or this Letter of Consent and any other documents related to the Consent Solicitation may be directed to the Information Agent, whose address and telephone number appear on the last page of this Letter of Consent. Additional information about the Consent Solicitation may be obtained from the Solicitation Agent, whose address and telephone number appear on the last page of this Letter of Consent. The undersigned should deliver this Letter of Consent only to the Information Agent, and not to IMC, PLP, the applicable Trustee or the Solicitation Agent.

4. Guarantee of Signatures. All signatures on this Letter of Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. (the “NASD”), or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”), unless (i) this Letter of Consent is signed by the registered holder(s) of the Securities (which term, for purposes of this document, shall include any participant in The Depository Trust Company, acting as the Book-Entry Transfer Facility, whose name appears on a security position listing as the owner of the Securities) for which consent is given or (ii) such consent is given by or for the account of an Eligible Institution.

5. Special Payment. If a check for the Consent Payments is to be issued in the name of a person other than the person(s) signing this Letter of Consent or if such check is to be sent to someone other than the person(s) signing this Letter of Consent or to the person(s) signing this Letter of Consent but at an address other than that shown in the box entitled “Please Sign Here,” the box entitled “Payment Instructions” on page 8 of this Letter of Consent must be completed.

IMPORTANT TAX INFORMATION

Under U.S. federal tax law, a Record Holder who receives Consent Payments from IMC is required to provide the Information Agent (as payer) with such holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is generally his or her social security number. If the Information Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and any Consent Payments made with respect to validly delivered and unrevoked Consents may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of criminal and/or civil fines and penalties.

Certain Record Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. A foreign person may qualify as an exempt recipient by submitting to the Information Agent a properly completed applicable Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8 can be obtained from the Information Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions, including in the case of High-Yield Notes held in more than one name of not held in the name of the actual owner. Holders of High-Yield Notes are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

If backup withholding applies, the Information Agent is required to withhold 28% of any Consent Payments made to the holder or other payee of any High-Yield Notes. Backup withholding is not an additional federal income tax. Rather, if the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on any Consent Payments made to a Record Holder of High-Yield Notes in connection with the Consent, such holder is required to provide the Information Agent with either (A) the holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (B) if applicable, an adequate basis for exemption (including, as to a foreign person, a properly completed applicable Form W-8).

What Number to Give the Information Agent

The holder of High-Yield Notes is required to give the Information Agent the TIN (e.g., social security number or employer identification number) of the Record Holder(s) of those High-Yield Notes. If those High-Yield Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: BONDHOLDER COMMUNICATIONS GROUP AS INFORMATION AGENT

SUBSTITUTE Form W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Taxpayer Identification Number ___________________________
Part 2 - Certification - Under penalties of perjury, I certify that:

Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

(1) The number shown on this form is my correct Taxpayer Identification Number,

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am not longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions -

You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

NAME: ______________________________________________________

ADDRESS: _____________________________________________________________________________________________

SIGNATURE: ____________________________________________________________________ DATE: ________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF THE CONSENT PAYMENTS MADE TO YOU AS A HOLDER OF HIGH-YIELD NOTES PURSUANT TO THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

The Information Agent for the Consent Solicitation is:

Bondholder Communications Group

Attention: Irene Miller

30 Broad Street, 46th Floor

New York, New York 10004

Telephone (toll-free): 888-385-BOND (888-385-2663)

Fax: 212-437-9827

E-mail: imiller@bondcom.com

Website: www.bondcom.com/IMC5

A holder may also contact the Solicitation Agent at its telephone number set forth below or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation or this Letter of Consent.

The Solicitation Agent for the Consent Solicitation is:

Goldman, Sachs & Co.

Credit Liability Management Group

29th Floor, 85 Broad Street

New York, New York 10004

Toll Free: (800) 828-3182

Collect: (212) 357-3019